                                                                    EXHIBIT 21.1


CLASS A CUSIP #00761HAA9
CLASS B CUSIP #00761HAB7
CLASS C CUSIP #00761HAC5



                    FORM OF MONTHLY NOTEHOLDER'S STATEMENT
                              ADVANTA BANK CORP.
                      ADVANTA BUSINESS CARD MASTER TRUST
                                SERIES 2000-B
                         PERIOD ENDING JUNE 30, 2001


The information which is required to be prepared with respect to the Payment Date of July 20, 2001, and with respect to the performance of the Trust during the period of June 1, 2001 through June 30, 2001 is set forth below.

Capitalized terms used in this statement have their respective meanings set forth in the Master Indenture and the Transfer and Servicing Agreement. References to certain sections and subsections are references to the respective sections and subsections of the Master Indenture as supplemented by the Series 2000-B Indenture Supplement.


I. Information regarding the current monthly principal distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

       1.  The amount of distribution in respect to principal payment to the Class A Noteholder...........   $                 -
                                                                                                             -------------------

       2.  The amount of distribution in respect to principal payment to the Class B Noteholder...........   $                 -
                                                                                                             -------------------

       3.  The amount of distribution in respect to principal payment to the Class C Noteholder...........   $                 -
                                                                                                             -------------------

       4.  The amount of distribution in respect to principal payment to the Class D Noteholder...........   $                 -
                                                                                                             -------------------

II. Information regarding the current monthly interest distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

       1.  The amount of distribution in respect to the Class A Monthly Interest..........................   $           3.37604
                                                                                                             -------------------

       2.  The amount of distribution in respect to the Class B Monthly Interest..........................   $           3.69271
                                                                                                             -------------------

       3.  The amount of distribution in respect to the Class C Monthly Interest..........................   $           4.27604
                                                                                                             -------------------

       4.  The amount of distribution in respect to the Class D Monthly Interest..........................   $           5.73438
                                                                                                             -------------------

III.  Information regarding the total monthly distribution to the Noteholder
      (Stated on the basis of $1,000 original Note Principal Balance)

       1.  The total amount of distribution in respect to the Class A Noteholder..........................   $           3.37604
                                                                                                             -------------------

       2.  The total amount of distribution in respect to the Class B Noteholder..........................   $           3.69271
                                                                                                             -------------------

       3.  The total amount of distribution in respect to the Class C Noteholder..........................   $           4.27604
                                                                                                             -------------------

       4.  The total amount of distribution in respect to the Class D Noteholder..........................   $           5.73438
                                                                                                             -------------------

IV.  Information regarding the performance of the Advanta Business Card Master Trust

       1.  The aggregate amount of such Collections with respect to Principal Receivables
           for the Monthly Period preceding such Payment Date.............................................   $    321,434,854.76
                                                                                                             -------------------

       2.  The aggregate amount of such Collections with respect to Finance Charge and
           Administrative Receivables for the Monthly Period preceding such Payment Date..................   $     38,208,153.61
                                                                                                             -------------------

       3.  Recoveries for the preceding Monthly Period....................................................   $      1,123,329.81
                                                                                                             -------------------

       4.  The Defaulted Amount for the preceding Monthly Period..........................................   $     13,314,820.97
                                                                                                             -------------------

       5.  The total amount of Principal Receivables in the trust at the beginning of the
           preceding Monthly Period.......................................................................   $  1,792,862,069.61
                                                                                                             -------------------

       6.  The total amount of Principal Receivables in the trust as of the last day of
           the preceding Monthly Period...................................................................   $  1,832,072,017.75
                                                                                                             -------------------


       7.  The total amount of Finance Charge and Administrative Receivables in the
           Trust as of the last day of the preceding Monthly Period.......................................   $     40,605,726.16
                                                                                                             -------------------

       8.  The aggregated Adjusted Invested Amounts of all Series of Notes outstanding as of the last day
           of the preceding Monthly Period................................................................   $  1,511,818,063.00
                                                                                                             -------------------

       9.  The Transferor Interest as of the last day of the preceding Monthly Period.....................   $    320,253,954.75
                                                                                                             -------------------

       10. The Transferor Percentage as of the last day of the preceding Monthly Period...................                17.48%
                                                                                                             -------------------

       11. The Required Transferor Percentage.............................................................                 7.00%
                                                                                                             -------------------

       12. The monthly principal payment rate for the preceding Monthly Period............................               17.929%
                                                                                                             -------------------

       13. The balance in the Excess Funding Account as of the last day of the preceding
           Monthly Period.................................................................................   $                 -
                                                                                                             -------------------

       14. The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly Period preceding such Payment Date:

                                                                        Percentage                Aggregate
                                                                         of Total                  Account
                                                                        Receivables                Balance
                     (a) Delinquent between 30 days and 59 days               1.731%           $  32,425,262.33
                     (b) Delinquent between 60 days and 89 days               1.255%           $  23,509,052.48
                     (c) Delinquent between 90 days and 119 days              1.095%           $  20,500,014.30
                     (d) Delinquent between 120 days and 149 days             0.830%           $  15,550,069.06
                     (e) Delinquent between 150 days and 179 days             0.805%           $  15,067,435.34
                     (f) Delinquent 180 days or greater                       0.003%           $      56,149.78
                                                                       --------------          -----------------
                     (e) Aggregate                                            5.720%           $ 107,107,983.29
                                                                       ==============          =================

V.  Information regarding Series 2000-B

       1.  The amount of Principal Receivables in the Trust  represented by the Invested Amount of
           Series 2000-B as of the last day of the related Monthly Period................................    $    600,000,000.00
                                                                                                             -------------------

       2.  The amount of Principal Receivables in the Trust represented by the Adjusted Invested
           Amount of Series 2000-B on the last day of the related Monthly Period.........................    $    600,000,000.00
                                                                                                             -------------------
                                                                                                NOTE FACTORS
       3.  The amount of Principal Receivables in the Trust represented by the Class A Note
           Principal Balance on the last day of the related Monthly Period........................1.0000     $    480,000,000.00
                                                                                                             -------------------
       4.  The amount of Principal Receivables in the Trust represented by the Class B Note
           Principal Balance on the last day of the related Monthly Period........................1.0000     $     57,000,000.00
                                                                                                             -------------------

       5.  The amount of Principal Receivables in the Trust represented by the Class C Note
           Principal Balance on the last day of the related Monthly Period........................1.0000     $     42,000,000.00
                                                                                                             -------------------

       6.  The amount of Principal Receivables in the trust represented by the Class D Note
           Principal Balance on the last day of the related Monthly Period........................1.0000     $     21,000,000.00
                                                                                                             -------------------

       7.  The Floating Investor Percentage with respect to the period:

       June 1, 2001 through June 19, 2001................................................................                 33.47%
                                                                                                             -------------------
       June 20, 2001 through June 30, 2001...............................................................                 32.99%
                                                                                                             -------------------

       8.  The Fixed Investor Percentage with respect to the period:

       June 1, 2001 through June 19, 2001................................................................           N/A
                                                                                                             -------------------
       June 20, 2001 through June 30, 2001...............................................................           N/A
                                                                                                             -------------------

       9. The amount of Investor Principal Collections applicable to Series 2000-B.......................    $    107,015,263.65
                                                                                                             -------------------

       10a.  The amount of Available Finance Charge Collections on deposit in the Collection Account on
            the related Payment Date.....................................................................    $     10,102,540.36
                                                                                                             -------------------

       10b.  The amount of Available Finance Charge Collections not on deposit in the Collection Account on
            the related Payment Date pursuant to Section 8.04(a) of the Master Indenture.................    $      2,655,808.95
                                                                                                             -------------------



       11.  The Investor Default Amount for the related Monthly Period...................................    $      4,433,270.93
                                                                                                             -------------------

       12.  The Monthly Servicing Fee for the related Monthly Period.....................................    $      1,000,000.00
                                                                                                             -------------------

       13.  Trust yields for the related Monthly Period

                 a. The cash yield for the related Monthly Period........................................                 25.52%
                                                                                                             -------------------

                 b. The default rate for the related Monthly Period......................................                  8.87%
                                                                                                             -------------------

                 c. The Net Portfolio Yield for the related Monthly Period...............................                 16.65%
                                                                                                             -------------------

                 d.  The Base Rate for the related Monthly Period........................................                  6.26%
                                                                                                             -------------------

                 e.  The Excess Spread Percentage for the related Monthly Period.........................                 10.39%
                                                                                                             -------------------

                 f.  The Quarterly Excess Spread Percentage for the related Monthly Period...............                 10.56%
                                                                                                             -------------------

                           i) Excess Spread Percentage related to         Jun-01                                          10.39%
                                                                                                             -------------------

                           ii) Excess Spread Percentage related to        May-01                                          11.80%
                                                                                                             -------------------

                           iii) Excess Spread Percentage related to       Apr-01                                           9.49%
                                                                                                             -------------------

       14.  Floating Rate Determinations:

          LIBOR for the Interest Period from June 20 through and including July 19, 2001.................               3.88125%
                                                                                                             -------------------

       15.  Principal Funding Account

                 a.  The amount on deposit in the Principal Funding Account on the related
                     Payment Date (after taking into consideration deposits and withdraws
                     for the related Payment Date).......................................................    $                 -
                                                                                                             -------------------

                 b.  The Accumulation Shortfall with respect to the related Monthly Period...............    $                 -
                                                                                                             -------------------

                 c.  The Principal Funding Investment Proceeds deposited in the Collection
                     Account to be treated as Available Finance Charge Collections.......................    $                 -
                                                                                                             -------------------

       16.  Reserve Account

                 a.  The amount on deposit in the Reserve Account on the related Payment
                     Date (after taking into consideration deposits and withdraws for the
                     related Payment Date)...............................................................    $                 -
                                                                                                             -------------------

                 b.  The Reserve Draw Amount for the related Monthly Period deposited into the Collection Account to be treated as Available Finance Charge
                     Collections.........................................................................    $                 -
                                                                                                             -------------------

                 c.  Interest earnings on the Reserve Account deposited into the Collection
                     Account to be treated as Available Finance Charge Collections.......................    $                 -
                                                                                                             -------------------

       17.  Cash Collateral Account

                 a.  The Required Cash Collateral Account Amount on the related Payment Date.............    $     10,500,000.00
                                                                                                             -------------------

                 b.  The Available Cash Collateral Account Amount on the related Payment Date............    $     10,500,000.00
                                                                                                             -------------------

       18.  Investor Charge-Offs

                 a.  The aggregate amount of Investor Charge-Offs for the related Monthly Period.........    $                 -
                                                                                                             -------------------

                 b.  The aggregate amount of Investor Charge-Offs reimbursed
                     on the Payment Date.................................................................    $                 -
                                                                                                             -------------------

       19.  The Monthly Principal Reallocation Amount for the related Monthly Period.....................    $                 -
                                                                                                             -------------------

                               Advanta Bank Corp.
                               as Servicer

                               By:       /s/ KIRK WEILER
                               Name:     Kirk Weiler
                               Title:    VP of Finance/Treasurer

EXHIBIT 21.1

CLASS A CUSIP #00761HAD3
CLASS B CUSIP #00761HAE1
CLASS C CUSIP #00761HAF8

                    FORM OF MONTHLY NOTEHOLDER'S STATEMENT
                              ADVANTA BANK CORP.
                      ADVANTA BUSINESS CARD MASTER TRUST
                                SERIES 2000-C
                         PERIOD ENDING JUNE 30, 2001

The information which is required to be prepared with respect to the Payment Date of July 20, 2001, and with respect to the performance of the Trust during the period of June 1, 2001 through June 30, 2001 is set forth below.

Capitalized terms used in this statement have their respective meanings set forth in the Master Indenture and the Transfer and Servicing Agreement. References to certain sections and subsections are references to the respective sections and subsections of the Master Indenture as supplemented by the Series 2000-C Indenture Supplement.

I. Information regarding the current monthly principal distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

      1.  The amount of distribution in respect to principal payment to the Class A Noteholder...........    $                 -
                                                                                                             -------------------

      2.  The amount of distribution in respect to principal payment to the Class B Noteholder...........    $                 -
                                                                                                             -------------------

      3.  The amount of distribution in respect to principal payment to the Class C Noteholder...........    $                 -
                                                                                                             -------------------

      4.  The amount of distribution in respect to principal payment to the Class D Noteholder...........    $                 -
                                                                                                             -------------------

II. Information regarding the current monthly interest distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

      1.  The amount of distribution in respect to the Class A Monthly Interest..........................    $           3.44271
                                                                                                             -------------------

      2.  The amount of distribution in respect to the Class B Monthly Interest..........................    $           3.81771
                                                                                                             -------------------

      3.  The amount of distribution in respect to the Class C Monthly Interest..........................    $           4.44271
                                                                                                             -------------------

      4.  The amount of distribution in respect to the Class D Monthly Interest..........................    $           6.56771
                                                                                                             -------------------

III. Information regarding the total monthly distribution to the Noteholder
     (Stated on the basis of $1,000 original Note Principal Balance)

      1.  The total amount of distribution in respect to the Class A Noteholder..........................    $           3.44271
                                                                                                             -------------------

      2.  The total amount of distribution in respect to the Class B Noteholder..........................    $           3.81771
                                                                                                             -------------------

      3.  The total amount of distribution in respect to the Class C Noteholder..........................    $           4.44271
                                                                                                             -------------------

      4.  The total amount of distribution in respect to the Class D Noteholder..........................    $           6.56771
                                                                                                             -------------------

IV. Information regarding the performance of the Advanta Business Card Master Trust

      1.  The aggregate amount of such Collections with respect to Principal Receivables
          for the Monthly Period preceding such Payment Date.............................................    $    321,434,854.76
                                                                                                             -------------------

      2.  The aggregate amount of such Collections with respect to Finance Charge and
          Administrative Receivables for the Monthly Period preceding such Payment Date..................    $     38,208,153.61
                                                                                                             -------------------

      3.  Recoveries for the preceding Monthly Period....................................................    $      1,123,329.81
                                                                                                             -------------------

      4.  The Defaulted Amount for the preceding Monthly Period..........................................    $     13,314,820.97
                                                                                                             -------------------

      5.  The total amount of Principal Receivables in the trust at the beginning of the
          preceding Monthly Period.......................................................................    $  1,792,862,069.61
                                                                                                             -------------------

      6.  The total amount of Principal Receivables in the trust as of the last day of
          the preceding Monthly Period...................................................................    $  1,832,072,017.75
                                                                                                             -------------------

      7.  The total amount of Finance Charge and Administrative Receivables in the Trust
          as of the last day of the preceding Monthly Period.............................................    $     40,605,726.16
                                                                                                             -------------------

      8.  The aggregated Adjusted Invested Amounts of all Series of Notes outstanding as of the last day
          of the preceding Monthly Period...............................................................     $  1,511,818,063.00
                                                                                                             -------------------

      9.  The Transferor Interest as of the last day of the preceding Monthly Period.....................    $    320,253,954.75
                                                                                                             -------------------

      10.  The Transferor Percentage as of the last day of the preceding Monthly Period..................                 17.48%
                                                                                                             -------------------

      11.  The Required Transferor Percentage............................................................                  7.00%
                                                                                                             -------------------

      12.  The monthly principal payment rate for the preceding Monthly Period...........................                17.929%
                                                                                                             -------------------

      13.  The balance in the Excess Funding Account as of the last day of the preceding  Monthly Period.    $                 -
                                                                                                             -------------------

      14. The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly Period preceding such Payment Date:

                                                                    Percentage                Aggregate
                                                                     of Total                  Account
                                                                   Receivables                 Balance
                (a) Delinquent between 30 days and 59 days                1.731%           $  32,425,262.33
                (b) Delinquent between 60 days and 89 days                1.255%           $  23,509,052.48
                (c) Delinquent between 90 days and 119 days               1.095%           $  20,500,014.30
                (d) Delinquent between 120 days and 149 days              0.830%           $  15,550,069.06
                (e) Delinquent between 150 days and 179 days              0.805%           $  15,067,435.34
                (f) Delinquent 180 days or greater                        0.003%           $      56,149.78
                                                                  ---------------          -----------------
                (e) Aggregate                                             5.720%           $ 107,107,983.29
                                                                  ===============          =================

V.  Information regarding Series 2000-C

      1.  The amount of Principal Receivables in the Trust  represented by the Invested
          Amount of Series 2000-C as of the last day of the related Monthly Period.......................    $    400,000,000.00
                                                                                                             -------------------

      2.  The amount of Principal Receivables in the Trust represented by the Adjusted
          Invested Amount of Series 2000-C on the last day of the related Monthly Period.................    $    400,000,000.00
                                                                                                             -------------------
                                                                                            NOTE FACTORS
      3.  The amount of Principal Receivables in the Trust represented by the Class A
          Note Principal Balance on the last day of the related Monthly Period  ..............1.0000         $    320,000,000.00
                                                                                                             -------------------

      4.  The amount of Principal Receivables in the Trust represented by the Class B
          Note Principal Balance on the last day of the related Monthly Period  ..............1.0000         $     38,000,000.00
                                                                                                             -------------------

      5.  The amount of Principal Receivables in the Trust represented by the Class C
          Note Principal Balance on the last day of the related Monthly Period  ..............1.0000         $     28,000,000.00
                                                                                                             -------------------

      6.  The amount of Principal Receivables in the trust represented by the Class D
          Note Principal Balance on the last day of the related Monthly Period  ..............1.0000         $     14,000,000.00
                                                                                                             -------------------

      7.  The Floating Investor Percentage with respect to the period:

      June 1, 2001 through June 19, 2001.................................................................                 22.31%
                                                                                                             -------------------
      June 20, 2001 through June 30, 2001................................................................                 21.99%
                                                                                                             -------------------

      8.  The Fixed Investor Percentage with respect to the period:

      June 1, 2001 through June 19, 2001.................................................................            N/A
                                                                                                             -------------------
      June 20, 2001 through June 30, 2001................................................................            N/A
                                                                                                             -------------------

      9. The amount of Investor Principal Collections applicable to Series 2000-C........................    $     71,343,577.56
                                                                                                             -------------------

      10a.  The amount of Available Finance Charge Collections on deposit in the Collection Account on
           the related Payment Date......................................................................    $      6,735,033.46
                                                                                                             -------------------

      10b.  The amount of Available Finance Charge Collections not on deposit in the Collection Account on
           the related Payment Date pursuant to Section 8.04(a) of the Master Indenture..................    $      1,770,540.91
                                                                                                             -------------------



      11.  The Investor Default Amount for the related Monthly Period....................................    $      2,955,516.82
                                                                                                             -------------------

      12.  The Monthly Servicing Fee for the related Monthly Period......................................    $        666,666.67
                                                                                                             -------------------

      13.  Trust yields for the related Monthly Period

                a. The cash yield for the related Monthly Period.........................................                 25.52%
                                                                                                             -------------------

                b. The default rate for the related Monthly Period.......................................                  8.87%
                                                                                                             -------------------

                c. The Net Portfolio Yield for the related Monthly Period................................                 16.65%
                                                                                                             -------------------

                d.  The Base Rate for the related Monthly Period.........................................                  6.40%
                                                                                                             -------------------

                e.  The Excess Spread Percentage for the related Monthly Period..........................                 10.25%
                                                                                                             -------------------

                f.  The Quarterly Excess Spread Percentage for the related Monthly Period................                 10.43%
                                                                                                             -------------------

                          i) Excess Spread Percentage related to          Jun-01                                          10.25%
                                                                                                             -------------------

                          ii) Excess Spread Percentage related to         May-01                                          11.67%
                                                                                                             -------------------

                          iii) Excess Spread Percentage related to        Apr-01                                           9.37%
                                                                                                             -------------------

      14.  Floating Rate Determinations:

         LIBOR for the Interest Period from June 20 through and including July 19, 2001..................               3.88125%
                                                                                                             -------------------

      15.  Principal Funding Account

                a.  The amount on deposit in the Principal Funding Account on the related
                     Payment Date (after taking into consideration
                     deposits and withdraws for the related Payment Date)................................    $                 -
                                                                                                             -------------------

                b.  The Accumulation Shortfall with respect to the related Monthly Period................    $                 -
                                                                                                             -------------------

                c.  The Principal Funding Investment Proceeds deposited in the Collection
                     Account to be treated as Available Finance Charge Collections.......................    $                 -
                                                                                                             -------------------

      16.  Reserve Account

                a.  The amount on deposit in the Reserve Account on the related Payment
                      Date (after taking into consideration deposits and withdraws for the
                      related Payment Date)..............................................................    $                 -
                                                                                                             -------------------

                b.  The Reserve Draw Amount for the related Monthly Period deposited into the Collection Account to be treated as Available Finance Charge
                     Collections.........................................................................    $                 -
                                                                                                             -------------------

                c.  Interest earnings on the Reserve Account deposited into the Collection
                     Account to be treated as Available Finance Charge Collections.......................    $                 -
                                                                                                             -------------------

      17.  Cash Collateral Account

                a.  The Required Cash Collateral Account Amount on the related Payment Date..............    $      7,000,000.00
                                                                                                             -------------------

                b.  The Available Cash Collateral Account Amount on the related Payment Date.............    $      7,000,000.00
                                                                                                             -------------------

      18.  Investor Charge-Offs

                a.  The aggregate amount of Investor Charge-Offs for the related Monthly Period..........    $                 -
                                                                                                             -------------------

                b.  The aggregate amount of Investor Charge-Offs reimbursed
                     on the Payment Date.................................................................    $                 -
                                                                                                             -------------------

      19.  The Monthly Principal Reallocation Amount for the related Monthly Period......................    $                 -
                                                                                                             -------------------

                                Advanta Bank Corp.
                                as Servicer

                                By:       /s/ KIRK WEILER
                                Name:     Kirk Weiler
                                Title:    VP of Finance/Treasurer

EXHIBIT 21.1

CLASS A CUSIP #00761HAG6
CLASS B CUSIP #00761HAH4
CLASS C CUSIP #00761HAJ0

                    FORM OF MONTHLY NOTEHOLDER'S STATEMENT
                              ADVANTA BANK CORP.
                      ADVANTA BUSINESS CARD MASTER TRUST
                                SERIES 2001-A
                         PERIOD ENDING JUNE 30, 2001

The information which is required to be prepared with respect to the Payment Date of July 20, 2001, and with respect to the performance of the Trust during the period of June 1, 2001 through June 30, 2001 is set forth below.

Capitalized terms used in this statement have their respective meanings set forth in the Master Indenture and the Transfer and Servicing Agreement. References to certain sections and subsections are references to the respective sections and subsections of the Master Indenture as supplemented by the Series 2001-A Indenture Supplement.

I. Information regarding the current monthly principal distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

      1.  The amount of distribution in respect to principal payment to the Class A Noteholder...........    $                 -
                                                                                                             -------------------

      2.  The amount of distribution in respect to principal payment to the Class B Noteholder...........    $                 -
                                                                                                             -------------------

      3.  The amount of distribution in respect to principal payment to the Class C Noteholder...........    $                 -
                                                                                                             -------------------

      4.  The amount of distribution in respect to principal payment to the Class D Noteholder...........    $                 -
                                                                                                             -------------------

II. Information regarding the current monthly interest distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

      1.  The amount of distribution in respect to the Class A Monthly Interest..........................    $           3.48438
                                                                                                             -------------------

      2.  The amount of distribution in respect to the Class B Monthly Interest..........................    $           3.94271
                                                                                                             -------------------

      3.  The amount of distribution in respect to the Class C Monthly Interest..........................    $           4.52604
                                                                                                             -------------------

      4.  The amount of distribution in respect to the Class D Monthly Interest..........................    $           7.40104
                                                                                                             -------------------

III. Information regarding the total monthly distribution to the Noteholder
     (Stated on the basis of $1,000 original Note Principal Balance)

      1.  The total amount of distribution in respect to the Class A Noteholder..........................    $           3.48438
                                                                                                             -------------------

      2.  The total amount of distribution in respect to the Class B Noteholder..........................    $           3.94271
                                                                                                             -------------------

      3.  The total amount of distribution in respect to the Class C Noteholder..........................    $           4.52604
                                                                                                             -------------------

      4.  The total amount of distribution in respect to the Class D Noteholder..........................    $           7.40104
                                                                                                             -------------------

IV. Information regarding the performance of the Advanta Business Card Master Trust

      1.  The aggregate amount of such Collections with respect to Principal Receivables for the
          Monthly Period preceding such Payment Date.....................................................    $    321,434,854.76
                                                                                                             -------------------

      2.  The aggregate amount of such Collections with respect to Finance Charge and
          Administrative Receivables for the Monthly Period preceding such Payment Date..................    $     38,208,153.61
                                                                                                             -------------------

      3.  Recoveries for the preceding Monthly Period....................................................    $      1,123,329.81
                                                                                                             -------------------

      4.  The Defaulted Amount for the preceding Monthly Period..........................................    $     13,314,820.97
                                                                                                             -------------------

      5.  The total amount of Principal Receivables in the trust at the beginning of the preceding
          Monthly Period.................................................................................    $  1,792,862,069.61
                                                                                                             -------------------

      6.  The total amount of Principal Receivables in the trust as of the last day of the preceding
          Monthly Period.................................................................................    $  1,832,072,017.75
                                                                                                             -------------------

      7.  The total amount of Finance Charge and Administrative Receivables in the Trust as of the
          last day of the preceding Monthly Period.......................................................    $     40,605,726.16
                                                                                                             -------------------

      8.  The aggregated Adjusted Invested Amounts of all Series of Notes outstanding as of the last day
           of the preceding Monthly Period...............................................................    $  1,511,818,063.00
                                                                                                             -------------------

      9.  The Transferor Interest as of the last day of the preceding Monthly Period.....................    $    320,253,954.75
                                                                                                             -------------------

      10.  The Transferor Percentage as of the last day of the preceding Monthly Period..................                 17.48%
                                                                                                             -------------------

      11.  The Required Transferor Percentage............................................................                  7.00%
                                                                                                             -------------------

      12.  The monthly principal payment rate for the preceding Monthly Period...........................                17.929%
                                                                                                             -------------------

      13.  The balance in the Excess Funding Account as of the last day of the preceding  Monthly Period.    $                 -
                                                                                                             -------------------

      14. The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly Period preceding such Payment Date:


                                                                    Percentage                Aggregate
                                                                     of Total                  Account
                                                                   Receivables                 Balance
                (a) Delinquent between 30 days and 59 days                1.731%           $  32,425,262.33
                (b) Delinquent between 60 days and 89 days                1.255%           $  23,509,052.48
                (c) Delinquent between 90 days and 119 days               1.095%           $  20,500,014.30
                (d) Delinquent between 120 days and 149 days              0.830%           $  15,550,069.06
                (e) Delinquent between 150 days and 179 days              0.805%           $  15,067,435.34
                (f) Delinquent 180 days or greater                        0.003%           $      56,149.78
                                                                  ---------------          -----------------
                (e) Aggregate                                             5.720%           $ 107,107,983.29
                                                                  ===============          =================

V.  Information regarding Series 2001-A

      1.  The amount of Principal Receivables in the Trust  represented by the Invested Amount
          of Series 2001-A as of the last day of the related Monthly Period..............................    $   300,000,000.00
                                                                                                             ------------------

      2.  The amount of Principal Receivables in the Trust represented by the Adjusted Invested
          Amount of Series 2001-A on the last day of the related Monthly Period..........................    $   300,000,000.00
                                                                                                             ------------------
                                                                                            NOTE FACTORS
      3.  The amount of Principal Receivables in the Trust represented by the Class A
          Note Principal Balance on the last day of the related Monthly Period  ..............1.0000         $   240,000,000.00
                                                                                                             ------------------

      4.  The amount of Principal Receivables in the Trust represented by the Class B
          Note Principal Balance on the last day of the related Monthly Period  ..............1.0000         $    28,500,000.00
                                                                                                             ------------------

      5.  The amount of Principal Receivables in the Trust represented by the Class C
          Note Principal Balance on the last day of the related Monthly Period  ..............1.0000         $    21,000,000.00
                                                                                                             ------------------

      6.  The amount of Principal Receivables in the trust represented by the Class D
          Note Principal Balance on the last day of the related Monthly Period  ..............1.0000         $    10,500,000.00
                                                                                                             ------------------

      7.  The Floating Investor Percentage with respect to the period:

      June 1, 2001 through June 19, 2001.................................................................                16.73%
                                                                                                             ------------------
      June 20, 2001 through June 30, 2001................................................................                16.49%
                                                                                                             ------------------

      8.  The Fixed Investor Percentage with respect to the period:

      June 1, 2001 through June 19, 2001.................................................................             N/A
                                                                                                             ------------------
      June 20, 2001 through June 30, 2001................................................................             N/A
                                                                                                             ------------------

      9. The amount of Investor Principal Collections applicable to Series 2001-A........................    $    53,507,631.82
                                                                                                             ------------------

      10a.  The amount of Available Finance Charge Collections on deposit in the Collection Account on
           the related Payment Date......................................................................    $     5,051,270.18
                                                                                                             ------------------

      10b.  The amount of Available Finance Charge Collections not on deposit in the Collection Account on
           the related Payment Date pursuant to Section 8.04(a) of the Master Indenture...................   $     1,327,904.48
                                                                                                             ------------------

      11.  The Investor Default Amount for the related Monthly Period.....................................   $     2,216,635.47
                                                                                                             ------------------

      12.  The Monthly Servicing Fee for the related Monthly Period.......................................   $       500,000.00
                                                                                                             ------------------



      13.  Trust yields for the related Monthly Period

                a. The cash yield for the related Monthly Period..........................................               25.52%
                                                                                                             ------------------

                b. The default rate for the related Monthly Period........................................                8.87%
                                                                                                             ------------------

                c. The Net Portfolio Yield for the related Monthly Period.................................               16.65%
                                                                                                             ------------------

                d.  The Base Rate for the related Monthly Period..........................................                6.49%
                                                                                                             ------------------

                e.  The Excess Spread Percentage for the related Monthly Period...........................               10.16%
                                                                                                             ------------------

                f.  The Quarterly Excess Spread Percentage for the related Monthly Period.................               12.20%
                                                                                                             ------------------

                          I) Excess Spread Percentage related to          Jun-01                                         10.16%
                                                                                                             ------------------

                          ii) Excess Spread Percentage related to         May-01                                         14.24%
                                                                                                             ------------------

                          iii) Excess Spread Percentage related to        Apr-01                                            N/A
                                                                                                             ------------------

      14.  Floating Rate Determinations:

         LIBOR for the Interest Period from June 20 through and including July 19, 2001..................              3.88125%
                                                                                                             ------------------

      15.  Principal Funding Account

                a.  The amount on deposit in the Principal Funding Account on the related
                    Payment Date (after taking into consideration deposits and withdraws for
                    the related Payment Date)............................................................    $                -
                                                                                                             ------------------

                b.  The Accumulation Shortfall with respect to the related Monthly Period................    $                -
                                                                                                             ------------------

                c.  The Principal Funding Investment Proceeds deposited in the Collection
                     Account to be treated as Available Finance Charge Collections.......................    $                -
                                                                                                             ------------------

      16.  Reserve Account

                a.  The amount on deposit in the Reserve Account on the related Payment
                      Date (after taking into consideration deposits and withdraws for the
                      related Payment Date)..............................................................    $                -
                                                                                                             ------------------

                b.  The Reserve Draw Amount for the related Monthly Period deposited into the Collection Account to be treated as Available Finance Charge
                     Collections.........................................................................    $                -
                                                                                                             ------------------

                c.  Interest earnings on the Reserve Account deposited into the Collection
                     Account to be treated as Available Finance Charge Collections.......................    $                -
                                                                                                             ------------------

      17.  Cash Collateral Account

                a.  The Required Cash Collateral Account Amount on the related Payment Date..............    $     5,250,000.00
                                                                                                             ------------------

                b.  The Available Cash Collateral Account Amount on the related Payment Date.............    $     5,250,000.00
                                                                                                             ------------------

      18.  Investor Charge-Offs

                a.  The aggregate amount of Investor Charge-Offs for the related Monthly Period..........    $                -
                                                                                                             ------------------

                b.  The aggregate amount of Investor Charge-Offs reimbursed
                     on the Payment Date.................................................................    $                -
                                                                                                             ------------------

      19.  The Monthly Principal Reallocation Amount for the related Monthly Period......................    $                -
                                                                                                             ------------------

                                Advanta Bank Corp.
                                as Servicer

                                By:       /s/ KIRK WEILER
                                Name:     Kirk Weiler
                                Title:    VP of Finance/Treasurer